EXHIBIT 20




                        MONTHLY SERVICER'S CERTIFICATE

            AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                 --------------------------------------------


                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST


                 --------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on February 15, 2001 and covers activity from December 26, 2000 through January 25, 2001.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of February, 2001.



                                     AMERICAN EXPRESS TRAVEL RELATED
                                     SERVICES COMPANY, INC., as Servicer

                                     By: /s/  Lawrence Fazzari
                                        --------------------------------
                                        Name:  Lawrence Fazzari
                                        Title: Vice President
                                               Business Results



I.  Monthly Period Trust Activity
----------------------------------------------------------------------------------------------------------------------------------

A. Trust Activity                              Trust Totals
-----------------                              ------------
Number of days in period                                 31
Beginning Principal Receivable Balance    13,847,641,905.85
Special Funding Account Balance                        0.00
Beginning Total Principal Balance         13,847,641,905.85

Finance Charge Collections (excluding        208,802,460.00
  Discount Option & Recoveries)
Discount Percentage                                    2.00%
Discount Option Receivables Collections       37,885,915.54
Premium Option Receivables Collections                 0.00
Recoveries                                    10,762,156.00
Total Collections of Finance Charge
  Receivables                                257,450,531.54
Total Collections of Principal
  Receivables                              1,856,409,861.46
Monthly Payment Rate                                12.9735%
Defaulted amount                              64,209,224.54
Annualized Default Rate                              5.5809%
Trust Portfolio Yield                               16.4307%
New Principal Receivables                  1,619,461,160.52
Ending Principal Receivables Balance      13,546,483,980.37
Ending Required Minimum Principal
  Balance                                 11,770,000,000.00
Ending Transferor Amount                   2,546,483,980.37
Ending Special Funding Account Balance                 0.00
Ending Total Principal Balance            13,546,483,980.37

-----------------------------------------------------------------------------------------------------------------------------------

B. Series Allocations                         Series 1996-1     Series 1997-1     Series 1998-1     Series 1999-1     Series 1999-2
---------------------                         -------------     -------------     -------------     -------------     -------------

Group Number                                              1                 1                 2                 1                 1
Invested Amount                            1,000,000,000.00  1,000,000,000.00  1,000,000,000.00  1,000,000,000.00    500,000,000.00
Adjusted Invested Amount                   1,000,000,000.00  1,000,000,000.00  1,000,000,000.00  1,000,000,000.00    500,000,000.00
Principal Funding Account Balance                      0.00              0.00              0.00              0.00              0.00
Series Required Transferor Amount             70,000,000.00     70,000,000.00     70,000,000.00     70,000,000.00     35,000,000.00
Series Allocation Percentage                           9.09%             9.09%             9.09%             9.09%             4.55%
Series Alloc. Finance Charge Collections      23,404,593.78     23,404,593.78     23,404,593.78     23,404,593.78     11,702,296.89
Series Allocable Recoveries                      978,377.82        978,377.82        978,377.82        978,377.82        489,188.91
Series Alloc. Principal Collections          168,764,532.86    168,764,532.86    168,764,532.86    168,764,532.86     84,382,266.43
Series Allocable Defaulted Amount              5,837,202.23      5,837,202.23      5,837,202.23      5,837,202.23      2,918,601.12


B. Series Allocations                         Series 1999-3     Series 1999-4     Series 1999-5     Series 1999-6     Series 2000-1
---------------------                         -------------     -------------     -------------     -------------     -------------

Group Number                                              2                 2                 2                 2                 1
Invested Amount                            1,000,000,000.00    500,000,000.00    500,000,000.00    500,000,000.00    500,000,000.00
Adjusted Invested Amount                   1,000,000,000.00    500,000,000.00    500,000,000.00    500,000,000.00    500,000,000.00
Principal Funding Account Balance                      0.00              0.00              0.00              0.00              0.00
Series Required Transferor Amount             70,000,000.00     35,000,000.00     35,000,000.00     35,000,000.00     35,000,000.00
Series Allocation Percentage                           9.09%             4.55%             4.55%             4.55%             4.55%
Series Alloc. Finance Charge Collections      23,404,593.78     11,702,296.89     11,702,296.89     11,702,296.89     11,702,296.89
Series Allocable Recoveries                      978,377.82        489,188.91        489,188.91        489,188.91        489,188.91
Series Alloc. Principal Collections          168,764,532.86     84,382,266.43     84,382,266.43     84,382,266.43     84,382,266.43
Series Allocable Defaulted Amount              5,837,202.23      2,918,601.12      2,918,601.12      2,918,601.12      2,918,601.12


B. Series Allocations                         Series 2000-2     Series 2000-3     Series 2000-4     Series 2000-5       Trust Total
---------------------                         -------------     -------------     -------------     -------------       -----------

Group Number                                              2                 2                 2                 2
Invested Amount                              500,000,000.00  1,000,000,000.00  1,212,122,000.00    787,878,000.00 11,000,000,000.00
Adjusted Invested Amount                     500,000,000.00  1,000,000,000.00  1,212,122,000.00    787,878,000.00 11,000,000,000.00
Principal Funding Account Balance                      0.00              0.00              0.00              0.00              0.00
Series Required Transferor Amount             35,000,000.00     70,000,000.00     84,848,540.00     55,151,460.00    770,000,000.00
Series Allocation Percentage                           4.55%             9.09%            11.02%             7.16%              100%
Series Alloc. Finance Charge Collections      11,702,296.89     23,404,593.78     28,369,223.02     18,439,964.54    257,450,531.54
Series Allocable Recoveries                      489,188.91        978,377.82      1,185,913.28        770,842.36     10,762,156.00
Series Alloc. Principal Collections           84,382,266.43    168,764,532.86    204,563,203.10    132,965,862.62  1,856,409,861.46
Series Allocable Defaulted Amount              2,918,601.12      5,837,202.23      7,075,401.24      4,599,003.22     64,209,224.54





C. Group Allocations
-----------------------------------------------------------------------------------------------------------------------------------

1. Group 1 Allocations                        Series 1996-1     Series 1997-1     Series 1999-1     Series 1999-2     Series 2000-1
----------------------                        -------------     -------------     -------------     -------------     -------------

Investor Finance Charge Collections           18,591,651.44     18,591,651.44     18,591,651.44      9,295,825.72      9,295,825.72

Investor Monthly Interest                      5,641,706.04      5,331,810.21      4,749,831.04      2,507,311.35      2,991,894.69
Investor Default Amount                        4,636,834.56      4,636,834.56      4,636,834.56      2,318,417.28      2,318,417.28
Investor Monthly Fees                          1,666,666.67      1,666,666.67      1,666,666.67        833,333.33        833,333.33
Investor Additional Amounts                            0.00              0.00              0.00              0.00              0.00
Total                                         11,945,207.27     11,635,311.43     11,053,332.27      5,659,061.97      6,143,645.30

Reallocated Investor Finance Charge
  Collections                                 18,591,651.44     18,591,651.44     18,591,651.44      9,295,825.72      9,295,825.72
Available Excess                               6,646,444.17      6,956,340.00      7,538,319.17      3,636,763.75      3,152,180.42


1. Group 1 Allocations                                                                                                Group 1 Total
----------------------                                                                                                -------------

Investor Finance Charge Collections                                                                                   74,366,605.75

Investor Monthly Interest                                                                                             21,222,553.33
Investor Default Amount                                                                                               18,547,338.23
Investor Monthly Fees                                                                                                  6,666,666.67
Investor Additional Amounts                                                                                                    0.00
Total                                                                                                                 46,436,558.23

Reallocated Investor Finance Charge Collections                                                                       74,366,605.75
Available Excess                                                                                                      27,930,047.51


2. Group 2 Allocations                        Series 1998-1     Series 1999-3     Series 1999-4     Series 1999-5     Series 1999-6
----------------------                        -------------     -------------     -------------     -------------     -------------

Investor Finance Charge Collections           18,591,651.44     18,591,651.44      9,295,825.72      9,295,825.72      9,295,825.72

Investor Monthly Interest                      5,026,566.67      5,086,733.33      2,554,366.67      2,584,387.50      2,568,970.83
Investor Default Amount                        4,636,834.56      4,636,834.56      2,318,417.28      2,318,417.28      2,318,417.28
Investor Monthly Fees                          1,666,666.67      1,666,666.67        833,333.33        833,333.33        833,333.33
Investor Additional Amounts                            0.00              0.00              0.00              0.00              0.00
Total                                         11,330,067.89     11,390,234.56      5,706,117.28      5,736,138.11      5,720,721.45

Reallocated Investor Finance Charge
  Collections                                 18,591,651.44     18,591,651.44      9,295,825.72      9,295,825.72      9,295,825.72
Available Excess                               7,261,583.55      7,201,416.88      3,589,708.44      3,559,687.61      3,575,104.27


2. Group 2 Allocations                        Series 2000-2     Series 2000-3     Series 2000-4     Series 2000-5     Group 2 Total
----------------------                        -------------     -------------     -------------     -------------     -------------

Investor Finance Charge Collections            9,295,825.72     18,591,651.44     22,535,349.72     14,647,953.15    130,141,560.06

Investor Monthly Interest                      2,554,272.92      5,097,191.67      6,793,373.00      4,009,826.00     36,275,688.59
Investor Default Amount                        2,318,417.28      4,636,834.56      5,620,409.18      3,653,259.94     32,457,841.91
Investor Monthly Fees                            833,333.33      1,666,666.67      2,020,203.33      1,313,130.00     11,666,666.67
Investor Additional Amounts                            0.00              0.00              0.00              0.00              0.00
Total                                          5,706,023.53     11,400,692.89     14,433,985.52      8,976,215.94     80,400,197.17

Reallocated Investor Finance Charge
  Collections                                  9,295,825.72     18,591,651.44     22,535,349.72     14,647,953.15    130,141,560.06
Investment Funding Accoutn Proceeds                    0.00              0.00         34,441.00              0.00         34,441.00
Available Excess                               3,589,802.19      7,190,958.55      8,135,805.21      5,671,737.21     49,775,803.89


D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                          199,049,819
61-90 Days Delinquent:                          103,618,587
90+ Days Delinquent:                            134,144,161
Total 30+ Days Delinquent:                      436,812,567





II. Series 1996-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                       Series      Total  Investor       Transferors
A. Investor/Transferor Allocations                   Allocations        Interest           Interest
----------------------------------                  -------------   ---------------       -----------

Beginning Invested /Transferor Amount            1,258,876,536.90  1,000,000,000.00    258,876,536.90
Beginning Adjusted Invested Amount                            N/A  1,000,000,000.00               N/A
Floating Allocation Percentage                                N/A           79.4359%          20.5641%
Principal Allocation Percentage                               N/A           79.4359%          20.5641%
Collections of Finance Chg. Receivables             23,404,593.78     18,591,651.44      4,812,942.34
Collections of Principal Receivables               168,764,532.86    134,059,638.03     34,704,894.83
Defaulted Amount                                     5,837,202.23      4,636,834.56      1,200,367.67

Ending Invested / Transferor Amounts             1,231,498,543.67  1,000,000,000.00    231,498,543.67


                                                                                           Collateral
B. Monthly Period Funding Requirements                    Class A           Class B         Interest                  Total
--------------------------------------                    -------           -------        -----------                -----

Principal Funding Account                                    0.00              0.00              0.00                  0.00
Investment Proceeds for Monthly Period                       0.00              0.00              0.00                  0.00
Reserve Draw Amount                                          0.00              0.00              0.00                  0.00
Available Reserve Account Amount                     4,325,000.00              0.00              0.00          4,325,000.00
Reserve Account Surplus                                      0.00              0.00              0.00                  0.00

Coupon January 16, 2001 - February 14, 2001                6.8000%           6.9500%           6.2806%
Monthly Interest Due                                 4,901,666.67        347,500.00        392,539.38          5,641,706.04
Outstanding Monthly Interest Due                             0.00              0.00              0.00                  0.00
Additional Interest Due                                      0.00              0.00              0.00                  0.00
Total Interest Due                                   4,901,666.67        347,500.00        392,539.38          5,641,706.04
Investor Default Amount                              4,010,861.89        278,210.07        347,762.59          4,636,834.56
Investor Monthly Fees Due                            1,441,666.67        100,000.00        125,000.00          1,666,666.67
Investor Additional Amounts Due
Total Due                                           10,354,195.23        725,710.07        865,301.97         11,945,207.27

Reallocated Investor Finance Charge Collections                                                               18,591,651.44
Interest and Principal Funding Investment Proceeds                                                                     0.00
Reserve Account Proceeds                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                     16.4307%
Base Rate                                                                                                            8.8919%


                                                                                          Collateral
C. Certificates - Balances and Distributions              Class A           Class B        Interest                   Total
--------------------------------------------              -------           -------       ----------                  -----

Beginning Certificates Balance                     865,000,000.00     60,000,000.00     75,000,000.00      1,000,000,000.00
Interest Distributions                               4,901,666.67        347,500.00        392,539.38          5,641,706.04
Principal Deposits - Prin. Funding Account                   0.00              0.00              0.00                  0.00
Principal Distributions                                      0.00              0.00              0.00                  0.00
Total Distributions                                  4,901,666.67        347,500.00        392,539.38          5,641,706.04
Ending Certificates Balance                        865,000,000.00     60,000,000.00     75,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.67

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.67

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates  exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.79

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.79

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates  exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $392,539.38

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $392,539.38

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                $16,081,778.49

     a. Class A Monthly Interest:                             $4,901,666.67
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $4,010,861.89

     e. Excess Spread:                                        $7,169,249.93


 2.  Class B Available Funds:                                 $1,115,499.09

     a. Class B Monthly Interest:                               $347,500.00
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $767,999.09

 3.  Collateral Available Funds:                              $1,394,373.86

     a. Excess Spread:                                        $1,394,373.86

 4.  Total Excess Spread:                                     $9,331,622.88


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              79.4359%

 2.  Series 1996-1 Allocable Principal
     Collections:                                           $168,764,532.86

 3.  Principal Allocation Percentage of
     Series 1996-1 Allocable Principal
     Collections:                                           $134,059,638.03

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                   $134,059,638.03

 6.  Shared Principal Collections from other
     Series allocated to Series 1996-1:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $4,636,834.56

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                $138,696,472.59


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $75,000,000.00

 2.  Required Collateral Invested Amount                     $75,000,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:               $138,696,472.59

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1996-1

 1.  Excess Spread:                                           $9,331,622.88

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $278,210.07
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $392,539.38
 9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $347,762.59
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                            $4,325,000.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $2,321,444.17


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.8919%
     b. Prior Monthly Period                                        8.4290%
     c. Second Prior Monthly Period                                 8.9481%

 2.  Three Month Average Base Rate                                  8.7563%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     16.4307%
     b. Prior Monthly Period                                       16.5097%
     c. Second Prior Monthly Period                                16.6539%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.5314%




III. Series 1997-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series         Total  Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest            Interest
----------------------------------                        -----------      ---------------       -----------

Beginning Invested /Transferor Amount                1,258,876,536.90     1,000,000,000.00    258,876,536.90
Beginning Adjusted Invested Amount                                N/A     1,000,000,000.00               N/A
Floating Allocation Percentage                                    N/A              79.4359%          20.5641%
Principal Allocation Percentage                                   N/A              79.4359%          20.5641%
Collections of Finance Chg. Receivables                 23,404,593.78        18,591,651.44      4,812,942.34
Collections of Principal Receivables                   168,764,532.86       134,059,638.03     34,704,894.83
Defaulted Amount                                         5,837,202.23         4,636,834.56      1,200,367.67

Ending Invested / Transferor Amounts                 1,231,498,543.67     1,000,000,000.00    231,498,543.67


                                                                                               Collateral
B. Monthly Period Funding Requirements                        Class A              Class B         Interest                   Total
--------------------------------------                        -------              -------        ----------                  -----

Principal Funding Account                                        0.00                 0.00              0.00                   0.00
Investment Proceeds for Monthly Period                           0.00                 0.00              0.00                   0.00
Reserve Draw Amount                                              0.00                 0.00              0.00                   0.00
Available Reserve Account Amount                                 0.00                 0.00              0.00                   0.00
Reserve Account Surplus                                          0.00                 0.00              0.00                   0.00

Coupon January 16, 2001 - February 14, 2001                    6.4000%              6.5500%           6.2556%
Monthly Interest Due                                     4,613,333.33           327,500.00        390,976.88           5,331,810.21
Outstanding Monthly Interest Due                                 0.00                 0.00              0.00                   0.00
Additional Interest Due                                          0.00                 0.00              0.00                   0.00
Total Interest Due                                       4,613,333.33           327,500.00        390,976.88           5,331,810.21
Investor Default Amount                                  4,010,861.89           278,210.07        347,762.59           4,636,834.56
Investor Monthly Fees Due                                1,441,666.67           100,000.00        125,000.00           1,666,666.67
Investor Additional Amounts Dues
Total Due                                               10,065,861.89           705,710.07        863,739.47          11,635,311.43

Reallocated Investor Finance Charge Collections                                                                    18,591,651.44
Interest and Principal Funding Investment Proceeds                                                                          0.00
Series Adjusted Portfolio Yield                                                                                          16.4307%
Base Rate                                                                                                                 8.5148%


                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A              Class B        Interest                    Total
--------------------------------------------                  -------              -------       ----------                   -----

Beginning Certificates Balance                         865,000,000.00        60,000,000.00     75,000,000.00       1,000,000,000.00
Interest Distributions                                   4,613,333.33           327,500.00        390,976.88           5,331,810.21
Principal Deposits - Prin. Funding Account                       0.00                 0.00              0.00                   0.00
Principal Distributions                                          0.00                 0.00              0.00                   0.00
Total Distributions                                      4,613,333.33           327,500.00        390,976.88           5,331,810.21
Ending Certificates Balance                            865,000,000.00        60,000,000.00     75,000,000.00       1,000,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.33

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.33

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates  exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.46

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.46

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates  exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $390,976.88

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $390,976.88

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                $16,081,778.49

     a. Class A Monthly Interest:                             $4,613,333.33
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $4,010,861.89

     e. Excess Spread:                                        $7,457,583.27


 2.  Class B Available Funds:                                 $1,115,499.09

     a. Class B Monthly Interest:                               $327,500.00
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $787,999.09

 3.  Collateral Available Funds:                              $1,394,373.86

     a. Excess Spread:                                        $1,394,373.86

 4.  Total Excess Spread:                                     $9,639,956.21


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              79.4359%

 2.  Series 1997-1 Allocable Principal
     Collections:                                           $168,764,532.86

 3.  Principal Allocation Percentage of
     Series 1997-1 Allocable Principal
     Collections:                                           $134,059,638.03

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                   $134,059,638.03

 6.  Shared Principal Collections from other
     Series allocated to Series 1997-1:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $4,636,834.56

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                $138,696,472.59


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $75,000,000.00

 2.  Required Collateral Invested Amount                     $75,000,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:               $138,696,472.59

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

 1.  Excess Spread:                                           $9,639,956.21

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $278,210.07
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $390,976.88
 9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $347,762.59
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $6,956,340.00


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.5148%
     b. Prior Monthly Period                                        8.0754%
     c. Second Prior Monthly Period                                 8.5710%

 2.  Three Month Average Base Rate                                  8.3871%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     16.4307%
     b. Prior Monthly Period                                       16.5097%
     c. Second Prior Monthly Period                                16.6539%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.5314%




IV. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Series        Total  Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest            Interest
----------------------------------                        -----------      ---------------       -----------

Beginning Invested /Transferor Amount                1,258,876,536.90     1,000,000,000.00    258,876,536.90
Beginning Adjusted Invested Amount                                N/A     1,000,000,000.00               N/A
Floating Allocation Percentage                                    N/A              79.4359%          20.5641%
Principal Allocation Percentage                                   N/A              79.4359%          20.5641%
Collections of Finance Chg. Receivables                 23,404,593.78        18,591,651.44      4,812,942.34
Collections of Principal Receivables                   168,764,532.86       134,059,638.03     34,704,894.83
Defaulted Amount                                         5,837,202.23         4,636,834.56      1,200,367.67

Ending Invested / Transferor Amounts                 1,231,498,543.67     1,000,000,000.00    231,498,543.67


                                                                                                  Collateral
B. Monthly Period Funding Requirements                        Class A              Class B         Interest                   Total
--------------------------------------                        -------              -------         ---------                  -----

Principal Funding Account                                        0.00                 0.00              0.00                   0.00
Investment Proceeds for Monthly Period                           0.00                 0.00              0.00                   0.00
Reserve Draw Amount                                              0.00                 0.00              0.00                   0.00
Available Reserve Account Amount                                 0.00                 0.00              0.00                   0.00
Reserve Account Surplus                                          0.00                 0.00              0.00                   0.00

Coupon January 16, 2001 - February 14, 2001                    5.9706%              6.1306%           6.4806%
Monthly Interest Due                                     4,104,808.13           408,708.67        513,049.88           5,026,566.67
Outstanding Monthly Interest Due                                 0.00                 0.00              0.00                   0.00
Additional Interest Due                                          0.00                 0.00              0.00                   0.00
Total Interest Due                                       4,104,808.13           408,708.67        513,049.88           5,026,566.67
Investor Default Amount                                  3,825,388.51           370,946.76        440,499.28           4,636,834.56
Investor Monthly Fees Due                                1,375,000.00           133,333.33        158,333.33           1,666,666.67
Investor Additional Amounts Dues
Total Due                                                9,305,196.64           912,988.76      1,111,882.49          11,330,067.89

Reallocated Investor Finance Charge Collections                                                                       18,591,651.44
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                             16.4307%
Base Rate                                                                                                                   8.1434%


                                                                                                  Collateral
C. Certificates - Balances and Distributions                  Class A              Class B        Interest                    Total
--------------------------------------------                  -------              -------       -----------                  -----

Beginning Certificates Balance                         825,000,000.00        80,000,000.00     95,000,000.00       1,000,000,000.00
Interest Distributions                                   4,104,808.13           408,708.67        513,049.88           5,026,566.67
Principal Deposits - Prin. Funding Account                       0.00                 0.00              0.00                   0.00
Principal Distributions                                          0.00                 0.00              0.00                   0.00
Total Distributions                                      4,104,808.13           408,708.67        513,049.88           5,026,566.67
Ending Certificates Balance                            825,000,000.00        80,000,000.00     95,000,000.00       1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $4.98

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $4.98

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates  exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.11

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.11

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates  exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $513,049.88

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $513,049.88

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                $15,338,112.44

     a. Class A Monthly Interest:                             $4,104,808.13
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $3,825,388.51

     e. Excess Spread:                                        $7,407,915.80


 2.  Class B Available Funds:                                 $1,487,332.11

     a. Class B Monthly Interest:                               $408,708.67
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                        $1,078,623.45

 3.  Collateral Available Funds:                              $1,766,206.89

     a. Excess Spread:                                        $1,766,206.89

 4.  Total Excess Spread:                                    $10,252,746.13


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              79.4359%

 2.  Series 1998-1 Allocable Principal
     Collections:                                           $168,764,532.86

 3.  Principal Allocation Percentage of
     Series 1998-1 Allocable Principal
     Collections:                                           $134,059,638.03

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                   $134,059,638.03

 6.  Shared Principal Collections from other
     Series allocated to Series 1998-1:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $4,636,834.56

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                $138,696,472.59


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $95,000,000.00

 2.  Required Collateral Invested Amount                     $95,000,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:               $138,696,472.59

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

 1.  Excess Spread:                                          $10,252,746.13

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $370,946.76
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $513,049.88
 9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $440,499.28
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $7,261,583.55


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.1434%
     b. Prior Monthly Period                                        8.8576%
     c. Second Prior Monthly Period                                 8.8931%

 2.  Three Month Average Base Rate                                  8.6314%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     16.4307%
     b. Prior Monthly Period                                       16.5097%
     c. Second Prior Monthly Period                                16.6539%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.5314%




V. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series         Total  Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest            Interest
----------------------------------                        -----------      ---------------       -----------

Beginning Invested /Transferor Amount                1,258,876,536.90     1,000,000,000.00    258,876,536.90
Beginning Adjusted Invested Amount                                N/A     1,000,000,000.00               N/A
Floating Allocation Percentage                                    N/A              79.4359%          20.5641%
Principal Allocation Percentage                                   N/A              79.4359%          20.5641%
Collections of Finance Chg. Receivables                 23,404,593.78        18,591,651.44      4,812,942.34
Collections of Principal Receivables                   168,764,532.86       134,059,638.03     34,704,894.83
Defaulted Amount                                         5,837,202.23         4,636,834.56      1,200,367.67

Ending Invested / Transferor Amounts                 1,231,498,543.67     1,000,000,000.00    231,498,543.67


                                                                                                  Collateral
B. Monthly Period Funding Requirements                        Class A              Class B         Interest                   Total
--------------------------------------                        -------              -------        ----------                  -----

Principal Funding Account                                        0.00                 0.00              0.00                   0.00
Investment Proceeds for Monthly Period                           0.00                 0.00              0.00                   0.00
Reserve Draw Amount                                              0.00                 0.00              0.00                   0.00
Available Reserve Account Amount                                 0.00                 0.00              0.00                   0.00
Reserve Account Surplus                                          0.00                 0.00              0.00                   0.00

Coupon January 16, 2001 - February 14, 2001                    5.6000%              5.8500%           6.7306%
Monthly Interest Due                                     4,036,666.67           292,500.00        420,664.38           4,749,831.04
Outstanding Monthly Interest Due                                 0.00                 0.00              0.00                   0.00
Additional Interest Due                                          0.00                 0.00              0.00                   0.00
Total Interest Due                                       4,036,666.67           292,500.00        420,664.38           4,749,831.04
Investor Default Amount                                  4,010,861.89           278,210.07        347,762.59           4,636,834.56
Investor Monthly Fees Due                                1,441,666.67           100,000.00        125,000.00           1,666,666.67
Investor Additional Amounts Dues
Total Due                                                9,489,195.23           670,710.07        893,426.97          11,053,332.27

Reallocated Investor Finance Charge Collections                                                                       18,591,651.44
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                             16.4307%
Base Rate                                                                                                                    7.8067%


                                                                                                  Collateral
C. Certificates - Balances and Distributions                  Class A              Class B         Interest                   Total
--------------------------------------------                  -------              -------        ----------                  -----

Beginning Certificates Balance                         865,000,000.00        60,000,000.00     75,000,000.00       1,000,000,000.00
Interest Distributions                                   4,036,666.67           292,500.00        420,664.38           4,749,831.04
Principal Deposits - Prin. Funding Account                       0.00                 0.00              0.00                   0.00
Principal Distributions                                          0.00                 0.00              0.00                   0.00
Total Distributions                                      4,036,666.67           292,500.00        420,664.38           4,749,831.04
Ending Certificates Balance                            865,000,000.00        60,000,000.00     75,000,000.00       1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $4.67

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $4.67

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates  exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $4.88

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $4.88

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates  exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $420,664.38

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $420,664.38

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                $16,081,778.49

     a. Class A Monthly Interest:                             $4,036,666.67
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $4,010,861.89

     e. Excess Spread:                                        $8,034,249.93


 2.  Class B Available Funds:                                 $1,115,499.09

     a. Class B Monthly Interest:                               $292,500.00
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $822,999.09

 3.  Collateral Available Funds:                              $1,394,373.86

     a. Excess Spread:                                        $1,394,373.86

 4.  Total Excess Spread:                                    $10,251,622.88


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              79.4359%

 2.  Series 1999-1 Allocable Principal
     Collections:                                           $168,764,532.86

 3.  Principal Allocation Percentage of
     Series 1999-1 Allocable Principal
     Collections:                                           $134,059,638.03

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                   $134,059,638.03

 6.  Shared Principal Collections from other
     Series allocated to Series 1999-1:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $4,636,834.56

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                $138,696,472.59


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $75,000,000.00

 2.  Required Collateral Invested Amount                     $75,000,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:               $138,696,472.59

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

 1.  Excess Spread:                                          $10,251,622.88

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $278,210.07
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $420,664.38
 9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $347,762.59
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $7,538,319.17


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      7.8067%
     b. Prior Monthly Period                                        7.4139%
     c. Second Prior Monthly Period                                 7.8630%

 2.  Three Month Average Base Rate                                  7.6945%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     16.4307%
     b. Prior Monthly Period                                       16.5097%
     c. Second Prior Monthly Period                                16.6539%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.5314%




VI. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series         Total  Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest             Interest
----------------------------------                        -----------      ---------------       -----------

Beginning Invested /Transferor Amount                  629,438,268.45       500,000,000.00    129,438,268.45
Beginning Adjusted Invested Amount                                N/A       500,000,000.00               N/A
Floating Allocation Percentage                                    N/A              79.4359%          20.5641%
Principal Allocation Percentage                                   N/A              79.4359%          20.5641%
Collections of Finance Chg. Receivables                 11,702,296.89         9,295,825.72      2,406,471.17
Collections of Principal Receivables                    84,382,266.43        67,029,819.01     17,352,447.42
Defaulted Amount                                         2,918,601.12         2,318,417.28        600,183.84

Ending Invested / Transferor Amounts                   615,749,271.83       500,000,000.00    115,749,271.83


                                                                                                  Collateral
B. Monthly Period Funding Requirements                        Class A              Class B         Interest                   Total
--------------------------------------                        -------              -------        ----------                  -----

Principal Funding Account                                        0.00                 0.00              0.00                   0.00
Investment Proceeds for Monthly Period                           0.00                 0.00              0.00                   0.00
Reserve Draw Amount                                              0.00                 0.00              0.00                   0.00
Available Reserve Account Amount                                 0.00                 0.00              0.00                   0.00
Reserve Account Surplus                                          0.00                 0.00              0.00                   0.00

Coupon January 16, 2001 - February 14, 2001                    5.9500%              6.1000%           6.7306%
Monthly Interest Due                                     2,144,479.17           152,500.00        210,332.19           2,507,311.35
Outstanding Monthly Interest Due                                 0.00                 0.00              0.00                   0.00
Additional Interest Due                                          0.00                 0.00              0.00                   0.00
Total Interest Due                                       2,144,479.17           152,500.00        210,332.19           2,507,311.35
Investor Default Amount                                  2,005,430.95           139,105.04        173,881.30           2,318,417.28
Investor Monthly Fees Due                                  720,833.33            50,000.00         62,500.00             833,333.33
Investor Additional Amounts Dues
Total Due                                                4,870,743.45           341,605.04        446,713.48           5,659,061.97

Reallocated Investor Finance Charge Collections                                                                        9,295,825.72
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                             16.4307%
Base Rate                                                                                                                    8.1289%


                                                                                                  Collateral
C. Certificates - Balances and Distributions                  Class A              Class B         Interest                   Total
--------------------------------------------                  -------              -------        ----------                  -----

Beginning Certificates Balance                         432,500,000.00        30,000,000.00     37,500,000.00         500,000,000.00
Interest Distributions                                   2,144,479.17           152,500.00        210,332.19           2,507,311.35
Principal Deposits - Prin. Funding Account                       0.00                 0.00              0.00                   0.00
Principal Distributions                                          0.00                 0.00              0.00                   0.00
Total Distributions                                      2,144,479.17           152,500.00        210,332.19           2,507,311.35
Ending Certificates Balance                            432,500,000.00        30,000,000.00     37,500,000.00         500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $4.96

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $4.96

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.08

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.08

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates  exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $210,332.19

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $210,332.19

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                 $8,040,889.25

     a. Class A Monthly Interest:                             $2,144,479.17
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $2,005,430.95

     e. Excess Spread:                                        $3,890,979.13


 2.  Class B Available Funds:                                   $557,749.54

     a. Class B Monthly Interest:                               $152,500.00
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $405,249.54

 3.  Collateral Available Funds:                                $697,186.93

     a. Excess Spread:                                          $697,186.93

 4.  Total Excess Spread:                                     $4,993,415.61


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              79.4359%

 2.  Series 1999-2 Allocable Principal
     Collections:                                            $84,382,266.43

 3.  Principal Allocation Percentage of
     Series 1999-2 Allocable Principal
     Collections:                                            $67,029,819.01

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $67,029,819.01

 6.  Shared Principal Collections from other
     Series allocated to Series 1999-2:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $2,318,417.28

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                 $69,348,236.29


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $37,500,000.00

 2.  Required Collateral Invested Amount                     $37,500,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:                $69,348,236.29

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

 1.  Excess Spread:                                           $4,993,415.61

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $139,105.04
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $210,332.19
 9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $173,881.30
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $3,636,763.75


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.1289%
     b. Prior Monthly Period                                        7.7159%
     c. Second Prior Monthly Period                                 8.1851%

 2.  Three Month Average Base Rate                                  8.0100%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     16.4307%
     b. Prior Monthly Period                                       16.5097%
     c. Second Prior Monthly Period                                16.6539%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.5314%




VII. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series         Total  Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest            Interest
----------------------------------                        -----------      ---------------       -----------

Beginning Invested /Transferor Amount                1,258,876,536.90     1,000,000,000.00    258,876,536.90
Beginning Adjusted Invested Amount                                N/A     1,000,000,000.00               N/A
Floating Allocation Percentage                                    N/A              79.4359%          20.5641%
Principal Allocation Percentage                                   N/A              79.4359%          20.5641%
Collections of Finance Chg. Receivables                 23,404,593.78        18,591,651.44      4,812,942.34
Collections of Principal Receivables                   168,764,532.86       134,059,638.03     34,704,894.83
Defaulted Amount                                         5,837,202.23         4,636,834.56      1,200,367.67

Ending Invested / Transferor Amounts                 1,231,498,543.67     1,000,000,000.00    231,498,543.67


                                                                                                  Collateral
B. Monthly Period Funding Requirements                        Class A              Class B         Interest                   Total
--------------------------------------                        -------              -------        ----------                  -----

Principal Funding Account                                        0.00                 0.00              0.00                   0.00
Investment Proceeds for Monthly Period                           0.00                 0.00              0.00                   0.00
Reserve Draw Amount                                              0.00                 0.00              0.00                   0.00
Available Reserve Account Amount                                 0.00                 0.00              0.00                   0.00
Reserve Account Surplus                                          0.00                 0.00              0.00                   0.00

Coupon January 16, 2001 - February 14, 2001                    6.0206%              6.2206%           6.7306%
Monthly Interest Due                                     4,139,183.13           414,708.67        532,841.54           5,086,733.33
Outstanding Monthly Interest Due                                 0.00                 0.00              0.00                   0.00
Additional Interest Due                                          0.00                 0.00              0.00                   0.00
Total Interest Due                                       4,139,183.13           414,708.67        532,841.54           5,086,733.33
Investor Default Amount                                  3,825,388.51           370,946.76        440,499.28           4,636,834.56
Investor Monthly Fees Due                                1,375,000.00           133,333.33        158,333.33           1,666,666.67
Investor Additional Amounts Dues
Total Due                                                9,339,571.64           918,988.76      1,131,674.16          11,390,234.56

Reallocated Investor Finance Charge Collections                                                                       18,591,651.44
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                             16.4307%
Base Rate                                                                                                                    8.2166%


                                                                                                  Collateral
C. Certificates - Balances and Distributions                  Class A              Class B         Interest                   Total
--------------------------------------------                  -------              -------        ----------                  -----

Beginning Certificates Balance                         825,000,000.00        80,000,000.00     95,000,000.00       1,000,000,000.00
Interest Distributions                                   4,139,183.13           414,708.67        532,841.54           5,086,733.33
Principal Deposits - Prin. Funding Account                       0.00                 0.00              0.00                   0.00
Principal Distributions                                          0.00                 0.00              0.00                   0.00
Total Distributions                                      4,139,183.13           414,708.67        532,841.54           5,086,733.33
Ending Certificates Balance                            825,000,000.00        80,000,000.00     95,000,000.00       1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.02

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.02

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates  exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.18

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.18

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates  exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $532,841.54

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $532,841.54

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                $15,338,112.44

     a. Class A Monthly Interest:                             $4,139,183.13
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $3,825,388.51

     e. Excess Spread:                                        $7,373,540.80


 2.  Class B Available Funds:                                 $1,487,332.11

     a. Class B Monthly Interest:                               $414,708.67
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                        $1,072,623.45

 3.  Collateral Available Funds:                              $1,766,206.89

     a. Excess Spread:                                        $1,766,206.89

 4.  Total Excess Spread:                                    $10,212,371.13


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              79.4359%

 2.  Series 1999-3 Allocable Principal
     Collections:                                           $168,764,532.86

 3.  Principal Allocation Percentage of
     Series 1999-3 Allocable Principal
     Collections:                                           $134,059,638.03

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                   $134,059,638.03

 6.  Shared Principal Collections from other
     Series allocated to Series 1999-3:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $4,636,834.56

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                $138,696,472.59


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $95,000,000.00

 2.  Required Collateral Invested Amount                     $95,000,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:               $138,696,472.59

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

 1.  Excess Spread:                                          $10,212,371.13

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $370,946.76
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $532,841.54
 9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $440,499.28
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $7,201,416.88


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.2166%
     b. Prior Monthly Period                                        8.9308%
     c. Second Prior Monthly Period                                 8.9663%

 2.  Three Month Average Base Rate                                  8.7046%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     16.4307%
     b. Prior Monthly Period                                       16.5097%
     c. Second Prior Monthly Period                                16.6539%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.5314%




VIII. Series 1999-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series         Total  Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest            Interest
----------------------------------                        -----------      ---------------       -----------

Beginning Invested /Transferor Amount                  629,438,268.45       500,000,000.00    129,438,268.45
Beginning Adjusted Invested Amount                                N/A       500,000,000.00               N/A
Floating Allocation Percentage                                    N/A              79.4359%          20.5641%
Principal Allocation Percentage                                   N/A              79.4359%          20.5641%
Collections of Finance Chg. Receivables                 11,702,296.89         9,295,825.72      2,406,471.17
Collections of Principal Receivables                    84,382,266.43        67,029,819.01     17,352,447.42
Defaulted Amount                                         2,918,601.12         2,318,417.28        600,183.84

Ending Invested / Transferor Amounts                   615,749,271.83       500,000,000.00    115,749,271.83


                                                                                                  Collateral
B. Monthly Period Funding Requirements                        Class A              Class B         Interest                   Total
--------------------------------------                        -------              -------        ----------

Principal Funding Account                                        0.00                 0.00              0.00                   0.00
Investment Proceeds for Monthly Period                           0.00                 0.00              0.00                   0.00
Reserve Draw Amount                                              0.00                 0.00              0.00                   0.00
Available Reserve Account Amount                                 0.00                 0.00              0.00                   0.00
Reserve Account Surplus                                          0.00                 0.00              0.00                   0.00

Coupon January 16, 2001 - February 14, 2001                    6.0506%              6.3006%           6.6806%
Monthly Interest Due                                     2,079,904.06           210,021.00        264,441.60           2,554,366.67
Outstanding Monthly Interest Due                                 0.00                 0.00              0.00                   0.00
Additional Interest Due                                          0.00                 0.00              0.00                   0.00
Total Interest Due                                       2,079,904.06           210,021.00        264,441.60           2,554,366.67
Investor Default Amount                                  1,912,694.26           185,473.38        220,249.64           2,318,417.28
Investor Monthly Fees Due                                  687,500.00            66,666.67         79,166.67             833,333.33
Investor Additional Amounts Dues
Total Due                                                4,680,098.32           462,161.05        563,857.91           5,706,117.28

Reallocated Investor Finance Charge Collections                                                                        9,295,825.72
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                             16.4307%
Base Rate                                                                                                                    8.2434%


                                                                                                  Collateral
C. Certificates - Balances and Distributions                  Class A              Class B         Interest                   Total
--------------------------------------------                  -------              -------        ----------                  -----

Beginning Certificates Balance                         412,500,000.00        40,000,000.00     47,500,000.00         500,000,000.00
Interest Distributions                                   2,079,904.06           210,021.00        264,441.60           2,554,366.67
Principal Deposits - Prin. Funding Account                       0.00                 0.00              0.00                   0.00
Principal Distributions                                          0.00                 0.00              0.00                   0.00
Total Distributions                                      2,079,904.06           210,021.00        264,441.60           2,554,366.67
Ending Certificates Balance                            412,500,000.00        40,000,000.00     47,500,000.00         500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.04

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.04

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates  exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.25

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.25

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates  exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $264,441.60

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $264,441.60

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                 $7,669,056.22

     a. Class A Monthly Interest:                             $2,079,904.06
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $1,912,694.26

     e. Excess Spread:                                        $3,676,457.90


 2.  Class B Available Funds:                                   $743,666.06

     a. Class B Monthly Interest:                               $210,021.00
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $533,645.06

 3.  Collateral Available Funds:                                $883,103.44

     a. Excess Spread:                                          $883,103.44

 4.  Total Excess Spread:                                     $5,093,206.40


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              79.4359%

 2.  Series 1999-4 Allocable Principal
     Collections:                                            $84,382,266.43

 3.  Principal Allocation Percentage of
     Series 1999-4 Allocable Principal
     Collections:                                            $67,029,819.01

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $67,029,819.01

 6.  Shared Principal Collections from other
     Series allocated to Series 1999-4:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $2,318,417.28

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                 $69,348,236.29


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $47,500,000.00

 2.  Required Collateral Invested Amount                     $47,500,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:                $69,348,236.29

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

 1.  Excess Spread:                                           $5,093,206.40

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $185,473.38
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $264,441.60
 9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $220,249.64
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $3,589,708.44


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.2434%
     b. Prior Monthly Period                                        8.9576%
     c. Second Prior Monthly Period                                 8.9930%

 2.  Three Month Average Base Rate                                  8.7313%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     16.4307%
     b. Prior Monthly Period                                       16.5097%
     c. Second Prior Monthly Period                                16.6539%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.5314%




IX. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Series        Total  Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest            Interest
----------------------------------                        -----------      ---------------       -----------

Beginning Invested /Transferor Amount                  629,438,268.45       500,000,000.00    129,438,268.45
Beginning Adjusted Invested Amount                                N/A       500,000,000.00               N/A
Floating Allocation Percentage                                    N/A              79.4359%          20.5641%
Principal Allocation Percentage                                   N/A              79.4359%          20.5641%
Collections of Finance Chg. Receivables                 11,702,296.89         9,295,825.72      2,406,471.17
Collections of Principal Receivables                    84,382,266.43        67,029,819.01     17,352,447.42
Defaulted Amount                                         2,918,601.12         2,318,417.28        600,183.84

Ending Invested / Transferor Amounts                   615,749,271.83       500,000,000.00    115,749,271.83


                                                                                                  Collateral
B. Monthly Period Funding Requirements                        Class A              Class B         Interest                   Total
--------------------------------------                        -------              -------        ----------                  -----

Principal Funding Account                                        0.00                 0.00              0.00                   0.00
Investment Proceeds for Monthly Period                           0.00                 0.00              0.00                   0.00
Reserve Draw Amount                                              0.00                 0.00              0.00                   0.00
Available Reserve Account Amount                                 0.00                 0.00              0.00                   0.00
Reserve Account Surplus                                          0.00                 0.00              0.00                   0.00

Coupon January 16, 2001 - February 14, 2001                    6.1206%              6.3606%           6.7806%
Monthly Interest Due                                     2,103,966.56           212,021.00        268,399.94           2,584,387.50
Outstanding Monthly Interest Due                                 0.00                 0.00              0.00                   0.00
Additional Interest Due                                          0.00                 0.00              0.00                   0.00
Total Interest Due                                       2,103,966.56           212,021.00        268,399.94           2,584,387.50
Investor Default Amount                                  1,912,694.26           185,473.38        220,249.64           2,318,417.28
Investor Monthly Fees Due                                  687,500.00            66,666.67         79,166.67             833,333.33
Investor Additional Amounts Dues
Total Due                                                4,704,160.82           464,161.05        567,816.25           5,736,138.11

Reallocated Investor Finance Charge Collections                                                                        9,295,825.72
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                             16.4307%
Base Rate                                                                                                                    8.3165%


                                                                                                  Collateral
C. Certificates - Balances and Distributions                  Class A              Class B         Interest                   Total
--------------------------------------------                  -------              -------        ----------                  -----

Beginning Certificates Balance                         412,500,000.00        40,000,000.00     47,500,000.00         500,000,000.00
Interest Distributions                                   2,103,966.56           212,021.00        268,399.94           2,584,387.50
Principal Deposits - Prin. Funding Account                       0.00                 0.00              0.00                   0.00
Principal Distributions                                          0.00                 0.00              0.00                   0.00
Total Distributions                                      2,103,966.56           212,021.00        268,399.94           2,584,387.50
Ending Certificates Balance                            412,500,000.00        40,000,000.00     47,500,000.00         500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.10

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.10

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates  exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.30

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.30

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates  exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $268,399.94

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $268,399.94

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                 $7,669,056.22

     a. Class A Monthly Interest:                             $2,103,966.56
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $1,912,694.26

     e. Excess Spread:                                        $3,652,395.40


 2.  Class B Available Funds:                                   $743,666.06

     a. Class B Monthly Interest:                               $212,021.00
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $531,645.06

 3.  Collateral Available Funds:                                $883,103.44

     a. Excess Spread:                                          $883,103.44

 4.  Total Excess Spread:                                     $5,067,143.90


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              79.4359%

 2.  Series 1999-5 Allocable Principal
     Collections:                                            $84,382,266.43

 3.  Principal Allocation Percentage of
     Series 1999-5 Allocable Principal
     Collections:                                            $67,029,819.01

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $67,029,819.01

 6.  Shared Principal Collections from other
     Series allocated to Series 1999-5:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $2,318,417.28

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                 $69,348,236.29


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $47,500,000.00

 2.  Required Collateral Invested Amount                     $47,500,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:                $69,348,236.29

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

 1.  Excess Spread:                                           $5,067,143.90

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $185,473.38
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $268,399.94
 9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $220,249.64
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $3,559,687.61


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.3165%
     b. Prior Monthly Period                                        9.0306%
     c. Second Prior Monthly Period                                 9.0661%

 2.  Three Month Average Base Rate                                  8.8044%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     16.4307%
     b. Prior Monthly Period                                       16.5097%
     c. Second Prior Monthly Period                                16.6539%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.5314%




X. Series 1999-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Series        Total  Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest            Interest
----------------------------------                        -----------      ---------------       -----------

Beginning Invested /Transferor Amount                  629,438,268.45       500,000,000.00    129,438,268.45
Beginning Adjusted Invested Amount                                N/A       500,000,000.00               N/A
Floating Allocation Percentage                                    N/A              79.4359%          20.5641%
Principal Allocation Percentage                                   N/A              79.4359%          20.5641%
Collections of Finance Chg. Receivables                 11,702,296.89         9,295,825.72      2,406,471.17
Collections of Principal Receivables                    84,382,266.43        67,029,819.01     17,352,447.42
Defaulted Amount                                         2,918,601.12         2,318,417.28        600,183.84

Ending Invested / Transferor Amounts                   615,749,271.83       500,000,000.00    115,749,271.83


                                                                                                  Collateral
B. Monthly Period Funding Requirements                        Class A              Class B         Interest                   Total
--------------------------------------                        -------              -------        ----------                  -----

Principal Funding Account                                        0.00                 0.00              0.00                   0.00
Investment Proceeds for Monthly Period                           0.00                 0.00              0.00                   0.00
Reserve Draw Amount                                              0.00                 0.00              0.00                   0.00
Available Reserve Account Amount                                 0.00                 0.00              0.00                   0.00
Reserve Account Surplus                                          0.00                 0.00              0.00                   0.00

Coupon January 16, 2001 - February 14, 2001                    6.0806%              6.3106%           6.7806%
Monthly Interest Due                                     2,090,216.56           210,354.33        268,399.94           2,568,970.83
Outstanding Monthly Interest Due                                 0.00                 0.00              0.00                   0.00
Additional Interest Due                                          0.00                 0.00              0.00                   0.00
Total Interest Due                                       2,090,216.56           210,354.33        268,399.94            2,568,970.83
Investor Default Amount                                  1,912,694.26           185,473.38        220,249.64           2,318,417.28
Investor Monthly Fees Due                                  687,500.00            66,666.67         79,166.67             833,333.33
Investor Additional Amounts Dues
Total Due                                                4,690,410.82           462,494.38        567,816.25           5,720,721.45

Reallocated Investor Finance Charge Collections                                                                        9,295,825.72
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                             16.4307%
Base Rate                                                                                                                    8.2789%


                                                                                                  Collateral
C. Certificates - Balances and Distributions                  Class A              Class B         Interest                   Total
--------------------------------------------                  -------              -------        ----------                  -----

Beginning Certificates Balance                         412,500,000.00        40,000,000.00     47,500,000.00         500,000,000.00
Interest Distributions                                   2,090,216.56           210,354.33        268,399.94           2,568,970.83
Principal Deposits - Prin. Funding Account                       0.00                 0.00              0.00                   0.00
Principal Distributions                                          0.00                 0.00              0.00                   0.00
Total Distributions                                      2,090,216.56           210,354.33        268,399.94           2,568,970.83
Ending Certificates Balance                            412,500,000.00        40,000,000.00     47,500,000.00         500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.07

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.07

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates  exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.26

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.26

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates  exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $268,399.94

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $268,399.94

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                 $7,669,056.22

     a. Class A Monthly Interest:                             $2,090,216.56
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $1,912,694.26

     e. Excess Spread:                                        $3,666,145.40


 2.  Class B Available Funds:                                   $743,666.06

     a. Class B Monthly Interest:                               $210,354.33
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $533,311.72

 3.  Collateral Available Funds:                                $883,103.44

     a. Excess Spread:                                          $883,103.44

 4.  Total Excess Spread:                                     $5,082,560.57


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              79.4359%

 2.  Series 1999-6 Allocable Principal
     Collections:                                            $84,382,266.43

 3.  Principal Allocation Percentage of
     Series 1999-6 Allocable Principal
     Collections:                                            $67,029,819.01

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $67,029,819.01

 6.  Shared Principal Collections from other
     Series allocated to Series 1999-6:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $2,318,417.28

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                 $69,348,236.29


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $47,500,000.00

 2.  Required Collateral Invested Amount                     $47,500,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:                $69,348,236.29

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

 1.  Excess Spread:                                           $5,082,560.57

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $185,473.38
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $268,399.94
 9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $220,249.64
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $3,575,104.27


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.2789%
     b. Prior Monthly Period                                        8.9931%
     c. Second Prior Monthly Period                                 9.0286%

 2.  Three Month Average Base Rate                                  8.7669%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     16.4307%
     b. Prior Monthly Period                                       16.5097%
     c. Second Prior Monthly Period                                16.6539%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.5314%




XI. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Series        Total  Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest            Interest
----------------------------------                        -----------      ---------------       -----------

Beginning Invested /Transferor Amount                  629,438,268.45       500,000,000.00    129,438,268.45
Beginning Adjusted Invested Amount                                N/A       500,000,000.00               N/A
Floating Allocation Percentage                                    N/A              79.4359%          20.5641%
Principal Allocation Percentage                                   N/A              79.4359%          20.5641%
Collections of Finance Chg. Receivables                 11,702,296.89         9,295,825.72      2,406,471.17
Collections of Principal Receivables                    84,382,266.43        67,029,819.01     17,352,447.42
Defaulted Amount                                         2,918,601.12         2,318,417.28        600,183.84

Ending Invested / Transferor Amounts                   615,749,271.83       500,000,000.00    115,749,271.83


                                                                                                  Collateral
B. Monthly Period Funding Requirements                        Class A              Class B         Interest                   Total
--------------------------------------                        -------              -------        ----------                  -----

Principal Funding Account                                        0.00                 0.00              0.00                   0.00
Investment Proceeds for Monthly Period                           0.00                 0.00              0.00                   0.00
Reserve Draw Amount                                              0.00                 0.00              0.00                   0.00
Available Reserve Account Amount                                 0.00                 0.00              0.00                   0.00
Reserve Account Surplus                                          0.00                 0.00              0.00                   0.00

Coupon January 16, 2001 - February 14, 2001                    7.2000%              7.4000%           6.7806%
Monthly Interest Due                                     2,595,000.00           185,000.00        211,894.69           2,991,894.69
Outstanding Monthly Interest Due                                 0.00                 0.00              0.00                   0.00
Additional Interest Due                                          0.00                 0.00              0.00                   0.00
Total Interest Due                                       2,595,000.00           185,000.00        211,894.69           2,991,894.69
Investor Default Amount                                  2,005,430.95           139,105.04        173,881.30           2,318,417.28
Investor Monthly Fees Due                                  720,833.33            50,000.00         62,500.00             833,333.33
Investor Additional Amounts Dues
Total Due                                                5,321,264.28           374,105.04        448,275.98           6,143,645.30

Reallocated Investor Finance Charge Collections                                                                        9,295,825.72
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                             16.4307%
Base Rate                                                                                                                    9.3081%


                                                                                                  Collateral
C. Certificates - Balances and Distributions                  Class A              Class B         Interest                   Total
--------------------------------------------                  -------              -------        ----------                  ------

Beginning Certificates Balance                         432,500,000.00        30,000,000.00     37,500,000.00         500,000,000.00
Interest Distributions                                   2,595,000.00           185,000.00        211,894.69           2,991,894.69
Principal Deposits - Prin. Funding Account                       0.00                 0.00              0.00                   0.00
Principal Distributions                                          0.00                 0.00              0.00                   0.00
Total Distributions                                      2,595,000.00           185,000.00        211,894.69           2,991,894.69
Ending Certificates Balance                            432,500,000.00        30,000,000.00     37,500,000.00         500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $6.00

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $6.00

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates  exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $6.17

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $6.17

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates  exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $211,894.69

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $211,894.69

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                 $8,040,889.25

     a. Class A Monthly Interest:                             $2,595,000.00
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $2,005,430.95

     e. Excess Spread:                                        $3,440,458.30


 2.  Class B Available Funds:                                   $557,749.54

     a. Class B Monthly Interest:                               $185,000.00
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $372,749.54

 3.  Collateral Available Funds:                                $697,186.93

     a. Excess Spread:                                          $697,186.93

 4.  Total Excess Spread:                                     $4,510,394.77


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              79.4359%

 2.  Series 2000-1 Allocable Principal
     Collections:                                            $84,382,266.43

 3.  Principal Allocation Percentage of
     Series 2000-1 Allocable Principal
     Collections:                                            $67,029,819.01

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $67,029,819.01

 6.  Shared Principal Collections from other
     Series allocated to Series 2000-1:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $2,318,417.28

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                 $69,348,236.29


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $37,500,000.00

 2.  Required Collateral Invested Amount                     $37,500,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:                $69,348,236.29

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

 1.  Excess Spread:                                           $4,510,394.77

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $139,105.04
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $211,894.69
 9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $173,881.30
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $3,152,180.42


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      9.3081%
     b. Prior Monthly Period                                        8.8216%
     c. Second Prior Monthly Period                                 9.3643%

 2.  Three Month Average Base Rate                                  9.1646%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     16.4307%
     b. Prior Monthly Period                                       16.5097%
     c. Second Prior Monthly Period                                16.6539%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.5314%




XII. Series 2000-2 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                            Series         Total  Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest             Interest
----------------------------------                        -----------      ---------------       -----------

Beginning Invested /Transferor Amount                  629,438,268.45       500,000,000.00    129,438,268.45
Beginning Adjusted Invested Amount                                N/A       500,000,000.00               N/A
Floating Allocation Percentage                                    N/A              79.4359%          20.5641%
Principal Allocation Percentage                                   N/A              79.4359%          20.5641%
Collections of Finance Chg. Receivables                 11,702,296.89         9,295,825.72      2,406,471.17
Collections of Principal Receivables                    84,382,266.43        67,029,819.01     17,352,447.42
Defaulted Amount                                         2,918,601.12         2,318,417.28        600,183.84

Ending Invested / Transferor Amounts                   615,749,271.83       500,000,000.00    115,749,271.83


                                                                                                  Collateral
B. Monthly Period Funding Requirements                        Class A              Class B         Interest                   Total
--------------------------------------                        -------              -------        ----------                  -----

Principal Funding Account                                        0.00                 0.00              0.00                   0.00
Investment Proceeds for Monthly Period                           0.00                 0.00              0.00                   0.00
Reserve Draw Amount                                              0.00                 0.00              0.00                   0.00
Available Reserve Account Amount                                 0.00                 0.00              0.00                   0.00
Reserve Account Surplus                                          0.00                 0.00              0.00                   0.00

Coupon January 16, 2001 - February 14, 2001                    6.0456%              6.2306%           6.7806%
Monthly Interest Due                                     2,078,185.31           207,687.67        268,399.94           2,554,272.92
Outstanding Monthly Interest Due                                 0.00                 0.00              0.00                   0.00
Additional Interest Due                                          0.00                 0.00              0.00                   0.00
Total Interest Due                                       2,078,185.31           207,687.67        268,399.94           2,554,272.92
Investor Default Amount                                  1,912,694.26           185,473.38        220,249.64           2,318,417.28
Investor Monthly Fees Due                                  687,500.00            66,666.67         79,166.67             833,333.33
Investor Additional Amounts Dues
Total Due                                                4,678,379.57           459,827.72        567,816.25           5,706,023.53

Reallocated Investor Finance Charge Collections                                                                        9,295,825.72
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                             16.4307%
Base Rate                                                                                                                    8.2432%


                                                                                                  Collateral
C. Certificates - Balances and Distributions                  Class A              Class B         Interest                   Total
--------------------------------------------                  -------              -------        ----------                  -----

Beginning Certificates Balance                         412,500,000.00        40,000,000.00     47,500,000.00         500,000,000.00
Interest Distributions                                   2,078,185.31           207,687.67        268,399.94           2,554,272.92
Principal Deposits - Prin. Funding Account                       0.00                 0.00              0.00                   0.00
Principal Distributions                                          0.00                 0.00              0.00                   0.00
Total Distributions                                      2,078,185.31           207,687.67        268,399.94           2,554,272.92
Ending Certificates Balance                            412,500,000.00        40,000,000.00     47,500,000.00         500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.04

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.04

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates  exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.19

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.19

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates  exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $268,399.94

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $268,399.94

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                 $7,669,056.22

     a. Class A Monthly Interest:                             $2,078,185.31
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $1,912,694.26

     e. Excess Spread:                                        $3,678,176.65


 2.  Class B Available Funds:                                   $743,666.06

     a. Class B Monthly Interest:                               $207,687.67
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $535,978.39

 3.  Collateral Available Funds:                                $883,103.44

     a. Excess Spread:                                          $883,103.44

 4.  Total Excess Spread:                                     $5,097,258.48


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              79.4359%

 2.  Series 2000-2 Allocable Principal
     Collections:                                            $84,382,266.43

 3.  Principal Allocation Percentage of
     Series 2000-2 Allocable Principal
     Collections:                                            $67,029,819.01

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $67,029,819.01

 6.  Shared Principal Collections from other
     Series allocated to Series 2000-2:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $2,318,417.28

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                 $69,348,236.29


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $47,500,000.00

 2.  Required Collateral Invested Amount                     $47,500,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:                $69,348,236.29

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

 1.  Excess Spread:                                           $5,097,258.48

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $185,473.38
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $268,399.94
 9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $220,249.64
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $3,589,802.19


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.2432%
     b. Prior Monthly Period                                        8.9573%
     c. Second Prior Monthly Period                                 8.9928%

 2.  Three Month Average Base Rate                                  8.7311%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     16.4307%
     b. Prior Monthly Period                                       16.5097%
     c. Second Prior Monthly Period                                16.6539%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.5314%




XIII. Series 2000-3 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                            Series         Total  Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest            Interest
----------------------------------                        -----------      ---------------       -----------

Beginning Invested /Transferor Amount                1,258,876,536.90     1,000,000,000.00    258,876,536.90
Beginning Adjusted Invested Amount                                N/A     1,000,000,000.00               N/A
Floating Allocation Percentage                                    N/A              79.4359%          20.5641%
Principal Allocation Percentage                                   N/A              79.4359%          20.5641%
Collections of Finance Chg. Receivables                 23,404,593.78        18,591,651.44      4,812,942.34
Collections of Principal Receivables                   168,764,532.86       134,059,638.03     34,704,894.83
Defaulted Amount                                         5,837,202.23         4,636,834.56      1,200,367.67

Ending Invested / Transferor Amounts                 1,231,498,543.67     1,000,000,000.00    231,498,543.67


                                                                                                  Collateral
B. Monthly Period Funding Requirements                        Class A              Class B         Interest                   Total
--------------------------------------                        -------              -------        ----------                  -----

Principal Funding Account                                        0.00                 0.00              0.00                   0.00
Investment Proceeds for Monthly Period                           0.00                 0.00              0.00                   0.00
Reserve Draw Amount                                              0.00                 0.00              0.00                   0.00
Available Reserve Account Amount                                 0.00                 0.00              0.00                   0.00
Reserve Account Surplus                                          0.00                 0.00              0.00                   0.00

Coupon January 16, 2001 - February 14, 2001                    6.0406%              6.2306%           6.6806%
Monthly Interest Due                                     4,152,933.13           415,375.33        528,883.21           5,097,191.67
Outstanding Monthly Interest Due                                 0.00                 0.00              0.00                   0.00
Additional Interest Due                                          0.00                 0.00              0.00                   0.00
Total Interest Due                                       4,152,933.13           415,375.33        528,883.21           5,097,191.67
Investor Default Amount                                  3,825,388.51           370,946.76        440,499.28           4,636,834.56
Investor Monthly Fees Due                                1,375,000.00           133,333.33        158,333.33           1,666,666.67
Investor Additional Amounts Dues
Total Due                                                9,353,321.64           919,655.43      1,127,715.82          11,400,692.89

Reallocated Investor Finance Charge Collections                                                                       18,591,651.44
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                             16.4307%
Base Rate                                                                                                                    8.2294%


                                                                                                  Collateral
C. Certificates - Balances and Distributions                  Class A              Class B         Interest                   Total
--------------------------------------------                  -------              -------        ----------                  -----

Beginning Certificates Balance                         825,000,000.00        80,000,000.00     95,000,000.00       1,000,000,000.00
Interest Distributions                                   4,152,933.13           415,375.33        528,883.21           5,097,191.67
Principal Deposits - Prin. Funding Account                       0.00                 0.00              0.00                   0.00
Principal Distributions                                          0.00                 0.00              0.00                   0.00
Total Distributions                                      4,152,933.13           415,375.33        528,883.21           5,097,191.67
Ending Certificates Balance                            825,000,000.00        80,000,000.00     95,000,000.00       1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.03

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.03

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates  exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.19

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.19

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates  exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $528,883.21

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $528,883.21

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                $15,338,112.44

     a. Class A Monthly Interest:                             $4,152,933.13
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $3,825,388.51

     e. Excess Spread:                                        $7,359,790.80


 2.  Class B Available Funds:                                 $1,487,332.11

     a. Class B Monthly Interest:                               $415,375.33
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                        $1,071,956.78

 3.  Collateral Available Funds:                              $1,766,206.89

     a. Excess Spread:                                        $1,766,206.89

 4.  Total Excess Spread:                                    $10,197,954.47


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              79.4359%

 2.  Series 2000-3 Allocable Principal
     Collections:                                           $168,764,532.86

 3.  Principal Allocation Percentage of
     Series 2000-3 Allocable Principal
     Collections:                                           $134,059,638.03

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                   $134,059,638.03

 6.  Shared Principal Collections from other
     Series allocated to Series 2000-3:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $4,636,834.56

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                $138,696,472.59


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $95,000,000.00

 2.  Required Collateral Invested Amount                     $95,000,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:               $138,696,472.59

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

 1.  Excess Spread:                                          $10,197,954.47

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $370,946.76
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $528,883.21
 9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $440,499.28
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $7,190,958.55


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.2294%
     b. Prior Monthly Period                                        8.9435%
     c. Second Prior Monthly Period                                 8.9790%

 2.  Three Month Average Base Rate                                  8.7173%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     16.4307%
     b. Prior Monthly Period                                       16.5097%
     c. Second Prior Monthly Period                                16.6539%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.5314%




XIV. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series         Total  Investor       Transferors
A. Investor/Transferor Allocations                        Allocations          Interest            Interest
----------------------------------                        -----------      ---------------       -----------

Beginning Invested /Transferor Amount                1,525,911,945.65     1,212,122,000.00    313,789,945.65
Beginning Adjusted Invested Amount                                N/A     1,212,122,000.00               N/A
Floating Allocation Percentage                                    N/A              79.4359%          20.5641%
Principal Allocation Percentage                                   N/A              79.4359%          20.5641%
Collections of Finance Chg. Receivables                 28,369,223.02        22,535,349.72      5,833,873.29
Collections of Principal Receivables                   204,563,203.10       162,496,636.57     42,066,566.53
Defaulted Amount                                         7,075,401.24         5,620,409.18      1,454,992.06

Ending Invested / Transferor Amounts                 1,492,726,477.75     1,212,122,000.00    280,604,477.75


                                                                                                  Collateral
B. Monthly Period Funding Requirements                        Class A              Class B         Interest                   Total
--------------------------------------                        -------              -------        ----------                  -----

Principal Funding Account                                        0.00                 0.00              0.00                   0.00
Investment Proceeds for Monthly Period                           0.00                 0.00              0.00                   0.00
Reserve Draw Amount                                              0.00                 0.00              0.00                   0.00
Available Reserve Account Amount                                 0.00                 0.00              0.00                   0.00
Reserve Account Surplus                                          0.00                 0.00              0.00                   0.00

Coupon January 16, 2001 - February 14, 2001                    6.7050%              6.9300%           6.7306%
Monthly Interest Due                                     5,587,500.00           560,001.75        645,871.25           6,793,373.00
Outstanding Monthly Interest Due                                 0.00                 0.00              0.00                   0.00
Additional Interest Due                                          0.00                 0.00              0.00                   0.00
Total Interest Due                                       5,587,500.00           560,001.75        645,871.25           6,793,373.00
Investor Default Amount                                  4,636,834.56           449,633.85        533,940.77           5,620,409.18
Investor Monthly Fees Due                                1,666,666.67           161,616.67        191,920.00           2,020,203.33
Investor Additional Amounts Dues
Total Due                                               11,891,001.23         1,171,252.26      1,371,732.03          14,433,985.52

Reallocated Investor Finance Charge Collections                                                                       22,535,349.72
Interest and Principal Funding Investment Proceeds                                                                        34,441.00
Series Adjusted Portfolio Yield                                                                                             16.4641%
Base Rate                                                                                                                    8.8466%


                                                                                                  Collateral
C. Certificates - Balances and Distributions                  Class A              Class B         Interest                   Total
--------------------------------------------                  -------              -------        ----------                  ------

Beginning Certificates Balance                       1,000,000,000.00        96,970,000.00    115,152,000.00       1,212,122,000.00
Interest Distributions                                   5,587,500.00           560,001.75        645,871.25           6,793,373.00
Interest Deposits - Interest Funding Account            (5,587,500.00)         (560,001.75)             0.00          (6,147,501.75)
Interest Funding Account Distributions                           0.00                 0.00              0.00                   0.00
Principal Deposits - Prin. Funding Account                       0.00                 0.00              0.00                   0.00
Principal Distributions                                          0.00                 0.00              0.00                   0.00
Total Distributions                                              0.00                 0.00        645,871.25             645,871.25
Ending Interest Funding Account Balance                 11,547,500.00         1,157,336.95              0.00          12,704,836.95
Ending Certificates Balance                          1,000,000,000.00        96,970,000.00    115,152,000.00       1,212,122,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.59

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.59

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates  exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.78

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.78

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates  exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $645,871.25

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $645,871.25

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds(Includes Int. Income from IFA): $18,626,092.44

     a. Class A Monthly Interest:                             $5,587,500.00
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $4,636,834.56

     e. Excess Spread:                                        $8,401,757.88


 2.  Class B Available Funds:                                 $1,802,832.44

     a. Class B Monthly Interest:                               $560,001.75
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                        $1,242,830.69

 3.  Collateral Available Funds:                              $2,140,865.85

     a. Excess Spread:                                        $2,140,865.85

 4.  Total Excess Spread:                                    $11,785,454.41


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              79.4359%

 2.  Series 2000-4 Allocable Principal
     Collections:                                           $204,563,203.10

 3.  Principal Allocation Percentage of
     Series 2000-4 Allocable Principal
     Collections:                                           $162,496,636.57

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                   $162,496,636.57

 6.  Shared Principal Collections from other
     Series allocated to Series 2000-4:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $5,620,409.18

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                $168,117,045.75


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                             $115,152,000.00

 2.  Required Collateral Invested Amount                    $115,152,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:               $168,117,045.75

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

 1.  Excess Spread:                                          $11,785,454.41

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $449,633.85
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $645,871.25
 9.  Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $533,940.77
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $8,135,805.21


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.8466%
     b. Prior Monthly Period                                        8.7998%
     c. Second Prior Monthly Period                                 8.9912%

 2.  Three Month Average Base Rate                                  8.8792%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     16.4641%
     b. Prior Monthly Period                                       16.5129%
     c. Second Prior Monthly Period                                16.7201%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.5657%




XV. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series         Total  Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest            Interest
----------------------------------                        -----------      ---------------       -----------

Beginning Invested /Transferor Amount                  991,841,128.14       787,878,000.00    203,963,128.14
Beginning Adjusted Invested Amount                                N/A       787,878,000.00               N/A
Floating Allocation Percentage                                    N/A              79.4359%          20.5641%
Principal Allocation Percentage                                   N/A              79.4359%          20.5641%
Collections of Finance Chg. Receivables                 18,439,964.54        14,647,953.15      3,792,011.38
Collections of Principal Receivables                   132,965,862.62       105,622,639.49     27,343,223.13
Defaulted Amount                                         4,599,003.22         3,653,259.94        945,743.28

Ending Invested / Transferor Amounts                   970,270,609.59       787,878,000.00    182,392,609.59


                                                                                                  Collateral
B. Monthly Period Funding Requirements                        Class A              Class B         Interest                   Total
--------------------------------------                        -------              -------        ----------                  -----

Principal Funding Account                                        0.00                 0.00              0.00                   0.00
Investment Proceeds for Monthly Period                           0.00                 0.00              0.00                   0.00
Reserve Draw Amount                                              0.00                 0.00              0.00                   0.00
Available Reserve Account Amount                                 0.00                 0.00              0.00                   0.00
Reserve Account Surplus                                          0.00                 0.00              0.00                   0.00

Coupon January 16, 2001 - February 14, 2001                    6.0206%              6.2606%           6.7306%
Monthly Interest Due                                     3,261,174.58           328,839.59        419,811.83           4,009,826.00
Outstanding Monthly Interest Due                                 0.00                 0.00              0.00                   0.00
Additional Interest Due                                          0.00                 0.00              0.00                   0.00
Total Interest Due                                       3,261,174.58           328,839.59        419,811.83           4,009,826.00
Investor Default Amount                                  3,013,942.46           292,259.68        347,057.79           3,653,259.94
Investor Monthly Fees Due                                1,083,333.33           105,050.00        124,746.67           1,313,130.00
Investor Additional Amounts Dues
Total Due                                                7,358,450.38           726,149.27        891,616.29           8,976,215.94

Reallocated Investor Finance Charge Collections                                                                       14,647,953.15
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                             16.4307%
Base Rate                                                                                                                    8.2199%


                                                                                                  Collateral
C. Certificates - Balances and Distributions                  Class A              Class B         Interest                   Total
--------------------------------------------                  -------              -------        ----------                  -----

Beginning Certificates Balance                         650,000,000.00        63,030,000.00     74,848,000.00         787,878,000.00
Interest Distributions                                   3,261,174.58           328,839.59        419,811.83           4,009,826.00
Principal Deposits - Prin. Funding Account                       0.00                 0.00              0.00                   0.00
Principal Distributions                                          0.00                 0.00              0.00                   0.00
Total Distributions                                      3,261,174.58           328,839.59        419,811.83           4,009,826.00
Ending Certificates Balance                            650,000,000.00        63,030,000.00     74,848,000.00         787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.02

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.02

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates  exceeds the Class
     A Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.22

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.22

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates  exceeds the Class B
     Invested  Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $419,811.83

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $419,811.83

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                $12,084,573.43

     a. Class A Monthly Interest:                             $3,261,174.58
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $3,013,942.46

     e. Excess Spread:                                        $5,809,456.39


 2.  Class B Available Funds:                                 $1,171,831.79

     a. Class B Monthly Interest:                               $328,839.59
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $842,992.20

 3.  Collateral Available Funds:                              $1,391,547.93

     a. Excess Spread:                                        $1,391,547.93

 4.  Total Excess Spread:                                     $8,043,996.51


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              79.4359%

 2.  Series 2000-5 Allocable Principal
     Collections:                                           $132,965,862.62

 3.  Principal Allocation Percentage of
     Series 2000-5 Allocable Principal
     Collections:                                           $105,622,639.49

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                   $105,622,639.49

 6.  Shared Principal Collections from other
     Series allocated to Series 2000-5:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $3,653,259.94

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                $109,275,899.43


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $74,848,000.00

 2.  Required Collateral Invested Amount                     $74,848,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:               $109,275,899.43

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

 1.  Excess Spread:                                           $8,043,996.51

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $292,259.68
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $419,811.83
 9.  Applied to unpaid Monthly Servicing Fee:                 $1,313,130.00
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $347,057.79
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $5,671,737.21


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.2199%
     b. Prior Monthly Period                                        8.9340%
     c. Second Prior Monthly Period                                 8.9695%

 2.  Three Month Average Base Rate                                  8.7078%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     16.4307%
     b. Prior Monthly Period                                       16.5097%
     c. Second Prior Monthly Period                                16.6539%

 4.  Three Month Average Series Adjusted Portfolio Yield           16.5314%


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